TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-72042         HV-4899 – PremierSolutions New Jersey Institutions of Higher Education

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Supplement dated July 6, 2020 to your Prospectus

FUND NAME CHANGES

Effective on or about September 30, 2020, the following name changes will be made to your Prospectus:

Current Name	New Name

Invesco Oppenheimer Global Opportunities Fund	Invesco Global Opportunities Fund
Invesco Developing Markets Fund	Invesco Emerging Markets All Cap Fund

As a result of the change, all references to the Current Names in your Prospectus are deleted and replaced with the New Names.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.